UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  SEPTEMBER 8, 2006
                                                  ------------------------------

                              SUNTERRA CORPORATION
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             (Exact name of registrant as specified in its charter)

       MARYLAND                        001-13815                95-4582157
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)           Identification No.)

          3865 W. CHEYENNE AVE.
           NORTH LAS VEGAS, NV                                           89032
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code  (702) 804-8600
                                                    ----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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         This Form 8-K relates to the decision by the Board of Directors of
Sunterra Corporation (the "Company") to sell its European operations and engage Chanin Capital Partners ("Chanin") to begin the sale process, as well as certain interim management and compensation changes at the Company, each described below and discussed in a press release issued by the Company on September 14, 2006.

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Steven Varner
-------------

         The Company's Board of Directors appointed Steven Varner to serve as the Company's Chief Operating Officer effective September 8, 2006. Mr. Varner has served as Managing Director with Alvarez and Marsal ("A&M") since October 2003. A&M is an independent global professional services firm, specializing in providing turnaround management, performance improvement and corporate advisory services. While serving with A&M, Mr. Varner served as Chief Restructuring Officer of Aloha Airlines; as Chief Financial Officer and Chief Restructuring Officer of Crescent Jewelers; and as financial advisor and Chief Restructuring Officer for PureBeauty. Prior to joining A&M, Mr. Varner was non-CPA partner with Deloitte & Touche LLP from June 2002 until October 2003, and with Arthur Andersen LLP from May 1989 until June 2002.

         On September 8, 2006, the Compensation Committee (the "Compensation Committee") of the Board of Directors of the Company approved, and the Company entered into, an agreement with A&M, pursuant to which A&M will provide interim management services to the Company, including for Mr. Varner to serve as Chief Operating Officer of the Company. For such services, the Company will pay A&M $90,000 per month with respect Mr. Varner's service as Chief Operating Officer, and will pay A&M additional compensation on a per-hour basis with respect to services provided by additional A&M personnel assigned to the engagement. In addition, the Company will reimburse A&M for reasonable out-of-pocket expenses, including travel and lodging. A&M is entitled to earn incentive fees dependent upon an increase in the value of a share of common stock of the Company to certain stock price levels in an amount between $135,000 or 9,000 shares and $510,000 or 30,000 shares. A&M will not receive an incentive fee in the event that the stock price is not at least $15 per share.

         The agreement may be terminated by either the Company or A&M without cause on 30 days' written notice to the other party. A&M will not be entitled to receive the foregoing incentive compensation in the event that the Company terminates the engagement for cause or if the agreement is terminated during the first three months of the engagement for any reason. If the incentive fee is earned upon the termination of A&M's services other than pursuant to a change of control of the Company, a subsequent incentive fee could be earned upon a change of control within six months following such termination of services.



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         The agreement would also restrict the Company's ability to solicit or hire employees of A&M for a period of two years following the termination of the engagement.

James A. Weissenborn
--------------------

         James A. Weissenborn has served as interim President and Chief Executive Officer of the Company since his appointment by the Board on June 21, 2006. On September 8, 2006, the Compensation Committee approved, and the Company entered into, an agreement with Mackinac Partners, LLC ("Mackinac Partners"), pursuant to which Mackinac Partners will continue to provide interim management services to the Company, including for Mr. Weissenborn to continue to serve as interim President and Chief Executive Officer of the Company. The compensation arrangement, which is described below, replaces in its entirety the contemplated arrangement disclosed in the Company's Form 8-K filed on June 27, 2006, and the contemplated stock grant discussed therein was not made.

         The term of the engagement is six months (with such renewals as the parties may agree), effective as of June 22, 2006, and is terminable by either party on 30 days' prior notice. For such services, the Company will pay Mackinac Partners $85,000 per month, retroactive to June 22, 2006. In addition, the Company will reimburse Mackinac Partners for reasonable out-of-pocket expenses, including commuting, temporary housing and legal fees. Mackinac Partners is entitled to earn incentive fees dependent upon an increase in the value of a share of common stock of the Company to certain stock price levels in an amount between $225,000 or 15,000 shares and $850,000 or 50,000 shares. Mackinac Partners will not receive an incentive fee in the event that the stock price is not at least $15 per share. If the incentive fee is earned upon the termination of Mackinac Partners' services other than pursuant to a change of control of the Company, a subsequent incentive fee could be earned upon a change of control within six months following such termination of services. No incentive fee is payable if Mackinac Partners' engagement is terminated for any reason before Mackinac Partners has provided services for at least three months.

         As previously disclosed, Mackinac Partners has also been engaged to provide services with respect to Sunterra Europe (Group Holdings) plc. Also, as previously disclosed, Mackinac Partners was retained to perform consulting services to the Company during its bankruptcy and post-emergence period.

Keith Maib
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         The Company disclosed in its Form 8-K filed on July 18, 2006, a contemplated employment arrangement for Mr. Maib, which included shares of restricted stock which were previously contemplated to be granted as part of such arrangement. This compensation arrangement has been replaced in its entirety with the arrangement described below, and none of the contemplated stock grants were made.

         On September 8, 2006, the Board of Directors modified the title and duties of Keith Maib, Executive Vice President and Chief Operating Officer of

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


the Company. Effective September 8, 2006, Mr. Maib will no longer serve as Chief Operating Officer of the Company, and will instead serve only as an interim Executive Vice President. Mr. Maib's duties will be on a transitional basis and have been modified to include oversight of marketing, construction, insurance, inventory management and pricing (previously supervised by David Lucas, who, as previously disclosed, is no longer with the Company) and such other duties as the interim President and Chief Executive Officer may assign. Mr. Maib will also be responsible for transitioning to Mr. Varner oversight of the Company's efforts to engage independent auditors and finalize the restatement of the Company's historical financial statements, as well as the finalization of the Company's 2007 budget process.

         On September 8, 2006, the Company entered into an agreement with Mr. Maib for a term of six months commencing July 5, 2006 and ending January 5, 2007, with such renewals to which the Company and Mr. Maib agree, pursuant to which his base salary would be $50,000 per month, retroactive to July 5, 2006. Mr. Maib would also be eligible for a discretionary incentive bonus of up to $150,000, which is subject to the successful completion of his duties, as determined by the Company's Interim President and Chief Executive Officer. Mr. Maib's employment is at-will.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

          The disclosure set forth in Item 1.01 with respect to Keith Maib and Steven Varner is incorporated herein by reference.

ITEM 8.01.        OTHER EVENTS.

         On September 14, 2006, the Company issued a press release announcing the decision of the Board of Directors to sell the Company's European operations and to engage Chanin to begin this sale process. The Company also announced the formation of a strategic alternatives committee to assist the Board of Directors with the sale process and the consideration of strategic alternatives for the Company and certain interim management and compensation changes.

         A copy of the Company's press release issued on September 14, 2006, relating to the foregoing, is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

    Exhibit No.          Description
    -----------          -----------
       99.1             Sunterra Press Release dated September 14, 2006



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 14, 2006
                                       SUNTERRA CORPORATION


                                       By:  /s/  Frederick C. Bauman
                                          -------------------------------------
                                          Name:  Frederick C. Bauman
                                          Title: Vice President, General Counsel
                                                 and Secretary








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                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
   99.1             Sunterra Press Release dated September 14, 2006





















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